SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2001

REGIONS FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-6159	63-0589368

(State or other	(Commission	(IRS Employer

jurisdiction of	File Number)	Identification No.)

incorporation)

417 North 20th Street, Birmingham, Alabama	35203

(Address of principal executive offices)	(Zip code)

(205) 944-1300

(Registrant’s telephone number, including area code)

Item 5. Other Events

      On March 30, 2001, the registrant Regions Financial Corporation completed its previously announced acquisition of Morgan Keegan, Inc. On March 30, registrant issued a press release addressing the acquisition. The press release is included in this report as exhibit 99.1.

Item 7. Financial Statements and Exhibits.

      (c) Exhibits. The exhibit listed in the exhibit index is filed as a part of this current report on Form 8-K.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION

(Registrant)

	By:	/s/ Samuel E. Upchurch, Jr.

Samuel E. Upchurch, Jr.

Executive Vice President and General

Counsel

Date: March 30, 2001

INDEX TO EXHIBITS

Sequential
Exhibit		Page No.

99.1	Press release dated March 30, 2001.